UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2023

ContraFect Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36577	39-2072586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28 Wells Avenue, 3rd Floor, Yonkers, New York 10701

(Address of principal executive offices) (Zip Code)

(914) 207-2300

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CFRX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

ContraFect Corporation (the “Company”) held a Special Meeting of Stockholders on January 31, 2023 (the “Special Meeting”). Present at the Special Meeting in person or by proxy were holders of 22,274,039 shares of common stock of the Company, representing 50.99% of the voting power of the shares of common stock of the Company as of the close of business on December 22, 2022, the record date for the Special Meeting, and constituting a quorum for the transaction of business. At the Special Meeting, the Company’s stockholders took the following actions:

1. The Company’s stockholders voted to approve the issuance of 4,350,000 shares of the Company’s common stock and the issuance of an aggregate of 212,704,260 shares of the Company’s common stock issuable upon the exercise of warrants to purchase the Company’s common stock, in accordance with Nasdaq Listing Rule 5635(d), by a vote of 11,093,785 shares of common stock for, 3,089,207 shares of common stock against and 110,790 shares of common stock abstaining. There were 7,980,257 broker non-votes in connection with this proposal.

2. The Company’s stockholders voted to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there were not sufficient votes at the time of the Special Meeting to approve Proposal 1 as described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on January 3, 2023 (the “Proxy Statement”) or Proposal 2 (as described in the Proxy Statement) by a vote of 18,909,695 shares of common stock for, 2,744,811 shares of common stock against and 619,533 shares of common stock abstaining. There were no broker non-votes in connection with this proposal.

Based on the votes cast prior to adjournment and the approval of the adjournment proposal described above, the Company adjourned the meeting with respect to the proposal to approve amendments to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock as described in the Proxy Statement. The Special Meeting was adjourned until February 10, 2023 at 9:00 a.m. and will be reconvened virtually at www.virtualshareholdermeeting.com/CFRX2023SM.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTRAFECT CORPORATION

Date: February 2, 2023	By:	/s/ Natalie Bogdanos
Natalie Bogdanos
General Counsel and Corporate Secretary